UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events.

On December 17, 2008, Sealed Air Corporation (the “Company”) issued a press release announcing that the Company had commenced a cash tender offer to purchase any and all of its outstanding 6.95% Senior Notes due 2009.  The press release is included in this filing as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated December 17, 2008, announcing that the Company had commenced a tender offer to purchase its outstanding 6.95% Senior Notes due 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Mary A. Coventry
Name:	Mary A. Coventry
Title:	Vice President

Dated:  December 17, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated December 17, 2008, announcing that the Company had commenced a tender offer to purchase its outstanding 6.95% Senior Notes due 2009.